August 18, 2003

         Supplement to the May 1, 2003 Class A, B, C and Class Y Shares
                   Prospectuses of Pioneer Real Estate Shares


Management

The following replaces the section entitled "Portfolio management":

Portfolio  management
Day-to-day management of the fund's portfolio is the responsibility of a team of portfolio managers and analysts. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the team. Mr. Carey joined Pioneer as an analyst in 1979.



















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                                       (C) 2003 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC